UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2006

 Commission File Number 000-31395

VillageEDOCS
(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Unregistered Sale of Equity Securities

On May 2, 2006, VillageEDOCS, a California corporation (the "Company"), filed a Current Report on Form 8-K.  The Company is filing this amendment to include information required under Items 9.01(a) and 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by this item are included as Exhibit 99.18 to this Amended Current Report on Form 8-K/A.

(b)  Pro Forma Financial Information.

The financial statements required by this item are included as Exhibit 99.19 to this Amended Current Report on Form 8-K/A.

(c)     Exhibits

Exhibit number	Description
-------------------	---------------------------------------------------------------
99.1	Supplement to Prospectus of VillageEDOCS and Proxy Statement of GoSolutions, Inc.*
99.2	Articles of Merger and Plan of Merger.*
99.3	Merger Voting Agreement dated as of April 28, 2006 by and among GoSolutions, Inc., GoSolutions Equity, LLC and other GoSolutions stockholders.*
99.4	Escrow Agreement dated as of April 28, 2006 by and among VillageEDOCS, GoSolutions, Inc., GoSolutions Equity, LLC and Shutts & Bowen, LLP.*
99.5	Registration Rights Agreement dated as of April 28, 2006 by and among VillageEDOCS and the principal stockholders of GoSolutions, Inc.*
99.6	Principal VEDO Stockholders Voting Agreement dated as of April 28, 2006 by and among Barron Partners, LP, C. Alan Williams, Joan P. Williams and GoSolutions, Inc.*
99.7	Indemnity/Contribution Agreement effective April 30, 2006, by and among VillageEDOCS, GoSolutions Equity, LLC (the "LLC"), and the principals of the LLC identified on the signature page thereto.*
99.8	SunTrust Bank Extension/Waiver.*
99.9	Settlement and Release Agreement dated as of April 28, 2006 by and among VillageEDOCS, GoSolutions, Inc., The Zant Group Trust and Louis J. Zant.*
99.10	Second Extension Agreement dated as of April 28, 2006 by and between The Zant Group Trust and GoSolutions, Inc.*
99.11	Amendment No. 2 to Michael Richard Executive Employment Agreement effective as of May 1, 2006.*
99.12	Amendment No. 2 to H. Jay Hill Executive Employment Agreement effective as of May 1, 2006.*
99.13	Amendment No. 2 to K. Mason Conner Executive Employment Agreement effective as of May 1, 2006.*
99.14	Thor Bendickson Employment Agreement effective as of May 1, 2006.*
99.15	Shaun Charles Pope Employment Agreement effective as of May 1, 2006.*
99.16	Frederick A. Burris Employment Agreement effective as of May 1, 2006.*
99.17	Audited Consolidated Financial Statements of GoSolutions, Inc. as of December 31, 2005 and for the years ended December 31, 2005 and 2004.**
99.18	Unaudited Pro Forma Financial Statements of the Company and GoSolutions, Inc.**
99.19	Press Release dated May 2, 2006 (furnished).*

* previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on May 2, 2006.

** filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      July 14, 2006                                                   VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard
                                                                                          Print Name:  Michael A. Richard
                                                                                          Title:  Chief Financial Officer